Exhibit 99.1

Wabtec Reports Third Quarter 2024 Results
Raised and Tightened Adjusted EPS Guidance

SALES	GAAP DILUTED EARNINGS PER SHARE	ADJUSTED DILUTED EARNINGS PER SHARE

3Q’24	3Q YTD ’24	3Q’24	3Q YTD ’24	3Q’24	3Q YTD ’24

$2.66B	$7.80B	$1.63	$4.80	$2.00	$5.86
+4.4% YOY	+9.1% YOY	+22.6% YOY	+44.1% YOY	+17.6% YOY	+33.8% YOY

Q3 2024 HIGHLIGHTS

“The Wabtec team delivered another strong quarter, evidenced by continued growth in sales, margin, earnings and operating cash flow,” said Rafael Santana, Wabtec’s President and CEO.
“Demand for products and services has remained strong, and our pipeline of opportunities is robust, especially in our international markets. Our team’s continued focus on product innovation, cost management, and relentless execution for our customers, along with our continued strong results, gives us confidence to raise our full year guidance again this quarter.”
“Our continued progress on expanding our backlog reinforces our ability to drive profitable growth ahead, consistent with our long term guidance.”
Rafael Santana President and CEO

•GAAP Diluted Earnings Per Share of $1.63, Up 22.6%; Adjusted Diluted Earnings Per Share of $2.00, Up 17.6%

•GAAP Operating Margin at 16.3%; Adjusted Operating Margin Up 1.8 pts to 19.7%

•Sales Growth of 4.4% to $2.66 billion

•Returned $634 million to Shareholders via Share Repurchases and Dividends

•Raised and tightened 2024 Adjusted Diluted EPS guidance to be in the range of $7.45 to $7.65; up 27.5% from 2023 at the midpoint

PITTSBURGH, October 23, 2024 – Wabtec Corporation (NYSE: WAB) today reported third quarter 2024 GAAP earnings per diluted share of $1.63, up 22.6% versus the third quarter of 2023. Adjusted earnings per diluted share were $2.00, up 17.6% versus the same quarter a year ago. Third quarter sales were $2.66 billion and cash from operations was $542 million.

2024 Third Quarter Consolidated Results

Wabtec Corporation Consolidated Financial Results
$ in millions except earnings per share and percentages; margin change in percentage points (pts)	Third Quarter
	2024	2023	Change
Net Sales	$2,663	$2,550	4.4%

GAAP Gross Margin	33.0%	31.0%	2.0 pts
Adjusted Gross Margin	33.3%	31.5%	1.8 pts
GAAP Operating Margin	16.3%	14.5%	1.8 pts
Adjusted Operating Margin	19.7%	17.9%	1.8 pts

GAAP Diluted EPS	$1.63	$1.33	22.6%
Adjusted Diluted EPS	$2.00	$1.70	17.6%

Cash Flow from Operations	$542	$425	$117
Operating Cash Flow Conversion	129%	116%

•Sales increased 4.4% compared to the year-ago quarter driven by higher sales in both the Freight and Transit segments.
•GAAP operating margin was higher than the prior year at 16.3%, and adjusted operating margin was higher than the prior year at 19.7%. Both GAAP and adjusted operating margins benefited from higher sales and improved gross margins.
•GAAP EPS and adjusted EPS increased from the year-ago quarter primarily due to higher sales and operating margin expansion.

2024 Third Quarter Freight Segment Results

Wabtec Corporation Freight Segment Financial Results
Net sales $ in millions; margin change in percentage points (pts)	Third Quarter
	2024	2023	Change
Net Sales	$1,930	$1,881	2.6%
GAAP Gross Margin	35.0%	32.4%	2.6 pts
Adjusted Gross Margin	35.1%	32.5%	2.6 pts
GAAP Operating Margin	20.2%	17.3%	2.9 pts
Adjusted Operating Margin	24.1%	21.2%	2.9 pts

•Freight segment sales for the third quarter were up driven primarily by Services and Digital which were up 16.5% and 12.7%, respectively.
•GAAP operating margin and adjusted operating margin benefited from higher sales, improved gross margin and operating expenses which grew at a slower rate than revenue.

2024 Third Quarter Transit Segment Results

Wabtec Corporation Transit Segment Financial Results
Net sales $ in millions; margin change in percentage points (pts)	Third Quarter
	2024	2023	Change
Net Sales	$733	$669	9.6%
GAAP Gross Margin	28.2%	27.2%	1.0 pts
Adjusted Gross Margin	28.8%	28.9%	(0.1) pts
GAAP Operating Margin	10.8%	10.3%	0.5 pts
Adjusted Operating Margin	12.8%	12.5%	0.3 pts

•Transit segment sales for the third quarter were up 9.6% driven by higher OE sales.
•GAAP operating margins were up 0.5 percentage points behind lower restructuring and transaction costs.
•Adjusted operating margins were up behind improved operating expenses as a percent of revenue; partially offset by lower gross margins.

Backlog

Wabtec Corporation Consolidated Backlog Comparison
Backlog $ in millions	September 30,
	2024	2023	Change
12-Month Backlog	$7,624	$7,091	7.5%
Total Backlog	$22,234	$21,483	3.5%

The Company’s multi-year backlog continues to provide strong visibility. At September 30, 2024, the 12-month backlog was $533 million higher than the prior year period. At September 30, 2024, the multi-year backlog was $751 million higher than the prior year period, and excluding foreign currency exchange, the multi-year backlog was $692 million higher, up 3.2%.

Cash Flow and Liquidity Summary
•During the third quarter, cash provided by operations was $542 million versus $425 million in the year ago period due primarily to higher net income and increased accounts receivable securitization funding.
•At the end of the quarter, the Company had cash, cash equivalents and restricted cash of $410 million and total debt of $4.02 billion. At September 30, 2024, the Company’s total available liquidity was $1.90 billion, which includes cash and cash equivalents plus $1.50 billion available under current credit facilities.
•During the quarter, the Company repurchased $599 million of Wabtec shares and paid $35 million in dividends.

2024 Financial Guidance
•Wabtec raised and tightened its 2024 adjusted EPS guidance to be in the range of $7.45 to $7.65. Wabtec’s revenue guidance range remains unchanged at $10.25 billion to $10.55 billion.
•For full year 2024, Wabtec expects operating cash flow conversion of greater than 90 percent.

About Wabtec
Wabtec Corporation (NYSE: WAB) is revolutionizing the way the world moves for future generations. The company is a leading global provider of equipment, systems, digital solutions and value-added services for the freight and transit rail industries, as well as the mining, marine and industrial markets. Wabtec has been a leader in the rail industry for over 150 years and has a vision to achieve a zero-emission rail system in the U.S. and worldwide. Visit Wabtec’s website at www.wabteccorp.com.

Forecasted GAAP Earnings Reconciliation
Wabtec is not presenting a quantitative reconciliation of our forecasted GAAP earnings per diluted share to forecasted adjusted earnings per diluted share in reliance on the unreasonable efforts exemption provided under Item 10(e)(1)(i)(B) of Regulation S-K. Wabtec is unable to predict with reasonable certainty and without unreasonable effort the impact and timing of restructuring-related and other charges, including acquisition-related expenses and the outcome of certain regulatory, legal and tax matters. The financial impact of these items is uncertain and is dependent on various factors, including timing, and could be material to our Consolidated Statements of Earnings.

Conference Call Information
Wabtec will host a call with analysts and investors at 8:30 a.m. ET, today. To listen via webcast, go to Wabtec’s website at www.WabtecCorp.com and click on “Events & Presentations” in the “Investor Relations” section. Also, an audio replay of the call will be available by calling 1-877-344-7529 or 1-412-317-0088 (access code: 7519289).

Information about non-GAAP Financial Information and Forward-Looking Statements
Wabtec’s earnings release and 2024 financial guidance mentions certain non-GAAP financial performance measures, including adjusted gross profit, adjusted operating expenses, adjusted operating margin, adjusted gross margin, EBITDA, adjusted EBITDA, adjusted income tax expense, adjusted income from operations, adjusted interest and other expense, adjusted net income, adjusted earnings per diluted share and operating cash flow conversion. Wabtec defines EBITDA as earnings before interest, taxes, depreciation and amortization. Adjusted EBITDA is further adjusted by restructuring costs. Wabtec defines operating cash flow conversion as net cash provided by operating activities divided by net income plus depreciation and amortization including deferred debt cost amortization. While Wabtec believes these are useful supplemental measures for investors, they are not presented in accordance with GAAP. Investors should not consider non-GAAP measures in isolation or as a substitute for net income, cash flows from operations, or any other items calculated in accordance with GAAP. In addition, the non-GAAP financial measures included in this release have inherent material limitations as performance measures because they add back certain expenses incurred by the Company to GAAP financial measures, resulting in those expenses not being taken into account in the applicable non-GAAP financial measure. Because not all companies use identical calculations, Wabtec’s presentation of non-GAAP financial measures may not be comparable to other similarly titled measures of other companies. Included in this release are reconciliation tables that provide details about how adjusted results relate to GAAP results.

This communication contains “forward-looking” statements as that term is defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended by the Private Securities Litigation Reform Act of 1995. All statements, other than historical facts, including statements regarding Wabtec’s plans, objectives, expectations and intentions; Wabtec’s expectations about future sales, earnings and cash conversion and statements regarding macro-economic conditions and evolving production and demand conditions; and any assumptions underlying any of the foregoing, are forward-looking statements. Forward-looking statements concern future circumstances and results and other statements that are not historical facts and are sometimes identified by the words “may,” “will,” “should,” “potential,” “intend,” “expect,” “endeavor,” “seek,” “anticipate,” “estimate,” “overestimate,” “underestimate,” “believe,” “could,” “project,” “predict,” “continue,” “target” or other similar words or expressions. Forward-looking statements are based upon current plans, estimates and expectations that are subject to risks, uncertainties and assumptions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. The inclusion of such statements should not be regarded as a representation that such plans, estimates or expectations will be achieved. Important factors that could cause actual results to differ materially from such plans, estimates or expectations include, among others, (1) changes in general economic and/or industry specific conditions, including the impacts of tax and tariff programs, inflation, supply chain disruptions, foreign currency exchange, and industry consolidation; (2) changes in the financial condition or operating strategies of Wabtec’s customers; (3) unexpected costs, charges or expenses resulting from acquisitions and potential failure to realize synergies and other anticipated benefits of acquisitions, including as a result of integrating acquired targets into Wabtec; (4) inability to retain and hire key personnel; (5) evolving legal, regulatory and tax regimes; (6) changes in the expected timing of projects; (7) a decrease in freight or passenger rail traffic; (8) an increase in manufacturing costs; (9) actions by third parties, including government agencies; (10) the impacts of epidemics, pandemics, or similar public health crises on the global economy and, in particular, our customers, suppliers and end-markets, (11) potential disruptions, instability, and volatility in global markets as a result of global military action, acts of terrorism or armed conflict, including from the imposition of economic sanctions on Russia resulting from the invasion of Ukraine; (12) cybersecurity and data protection risks and (13) other risk factors as detailed from time to time in Wabtec’s reports filed with the SEC, including Wabtec’s annual report on Form 10-K, periodic quarterly reports on Form 10-Q, current reports on Form 8-K and other documents filed with the SEC. The foregoing list of important factors is not exclusive. Any forward-looking statements speak only as of the date of this communication. Wabtec does not undertake any obligation to update any forward-looking statements, whether as a result of new information or development, future events or otherwise, except as required by law. Readers are cautioned not to place undue reliance on any of these forward-looking statements.

Wabtec Investor Contact
Kyra Yates / Kyra.Yates@wabtec.com / 817-349-2735

Wabtec Media Contact
Tim Bader / Tim.Bader@wabtec.com / 682-319-7925

Appendix A
WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
FOR THE THREE AND NINE MONTHS ENDED SEPTEMBER 30, 2024 AND 2023
(AMOUNTS IN MILLIONS EXCEPT PER SHARE DATA)
(UNAUDITED)

	Three Months Ended September 30,		Nine Months Ended September 30,

	2024	2023	2024	2023

Net sales	$2,663	$2,550	$7,804	$7,151
Cost of sales	(1,783)	(1,758)	(5,235)	(4,971)
Gross profit	880	792	2,569	2,180
Gross profit as a % of Net sales	33.0%	31.0%	32.9%	30.5%

Selling, general and administrative expenses	(318)	(295)	(915)	(843)
Engineering expenses	(50)	(53)	(155)	(157)
Amortization expense	(79)	(74)	(224)	(222)
Total operating expenses	(447)	(422)	(1,294)	(1,222)
Operating expenses as a % of Net sales	16.8%	16.5%	16.6%	17.1%

Income from operations	433	370	1,275	958
Income from operations as a % of Net sales	16.3%	14.5%	16.3%	13.4%

Interest expense, net	(52)	(60)	(148)	(163)
Other (expense) income, net	(3)	10	(1)	17
Income before income taxes	378	320	1,126	812

Income tax expense	(92)	(78)	(272)	(204)
Effective tax rate	24.2%	24.5%	24.1%	25.1%

Net income	286	242	854	608

Less: Net income attributable to noncontrolling interest	(3)	(2)	(10)	(8)

Net income attributable to Wabtec shareholders	$283	$240	$844	$600

Earnings Per Common Share
Basic
Net income attributable to Wabtec shareholders	$1.63	$1.34	$4.81	$3.34
Diluted
Net income attributable to Wabtec shareholders	$1.63	$1.33	$4.80	$3.33

Weighted average shares outstanding
Basic	173.4	178.6	175.1	179.1
Diluted	174.1	179.2	175.7	179.7

Appendix A
WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF INCOME (CONTINUED)
FOR THE THREE AND NINE MONTHS ENDED SEPTEMBER 30, 2024 AND 2023
(AMOUNTS IN MILLIONS EXCEPT PER SHARE DATA)
(UNAUDITED)

	Three Months Ended September 30,		Nine Months Ended September 30,

	2024	2023	2024	2023
Segment Information
Freight Net sales	$1,930	$1,881	$5,674	$5,134
Freight Income from operations	$390	$325	$1,149	$820
Freight Operating margin	20.2%	17.3%	20.2%	16.0%

Transit Net sales	$733	$669	$2,130	$2,017
Transit Income from operations	$79	$70	$235	$208
Transit Operating margin	10.8%	10.3%	11.0%	10.3%

Backlog Information (Note: 12-month is a sub-set of total)	September 30, 2024	June 30, 2024	September 30, 2023
Freight Total	$17,756	$17,929	$17,570
Transit Total	4,478	4,146	3,913
Wabtec Total	$22,234	$22,075	$21,483

Freight 12-month	$5,589	$5,504	$5,254
Transit 12-month	2,035	1,830	1,837
Wabtec 12-month	$7,624	$7,334	$7,091

Appendix B
WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEETS
(UNAUDITED)

	September 30, 2024	December 31, 2023
In millions
Cash, cash equivalents and restricted cash	$410	$620
Receivables, net	1,782	1,684
Inventories, net	2,380	2,284
Other current assets	202	267
Total current assets	4,774	4,855
Property, plant and equipment, net	1,439	1,485
Goodwill	8,786	8,780
Other intangible assets, net	2,996	3,205
Other noncurrent assets	649	663
Total Assets	$18,644	$18,988
Current liabilities	$3,681	$4,056
Long-term debt	3,517	3,288
Other long-term liabilities	1,155	1,120
Total Liabilities	8,353	8,464
Shareholders' equity	10,250	10,487
Noncontrolling interest	41	37
Total Equity	10,291	10,524
Total Liabilities and Equity	$18,644	$18,988

Appendix C
WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(UNAUDITED)

	Nine Months Ended September 30,
	2024	2023
In millions
Operating activities
Net income	$854	$608
Non-cash expense	387	372
Receivables	(92)	(214)
Inventories	(115)	(201)
Accounts payable	87	(50)
Other assets and liabilities	(10)	—
Net cash provided by operating activities	1,111	515

Net cash used for investing activities	(106)	(336)

Net cash used for financing activities	(1,209)	(323)

Effect of changes in currency exchange rates	(6)	(5)

Decrease in cash	(210)	(149)

Cash, cash equivalents and restricted cash, beginning of period	620	541
Cash, cash equivalents and restricted cash, end of period	$410	$392

Appendix D
Set forth below is the calculation of the non-GAAP performance measures included in this press release. We believe that these measures provide useful supplemental information to assess our operating performance and to evaluate period-to-period comparisons. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, Wabtec’s reported results prepared in accordance with GAAP.

Wabtec Corporation
Reconciliation of Reported Results to Adjusted Results
(in millions)	Third Quarter 2024 Actual Results
	Net	Gross	Operating	Income from	Interest &		Net	Noncontrolling	Wabtec
	Sales	Profit	Expenses	Operations	Other Exp	Tax	Income	Interest	Net Income	EPS

Reported Results	$2,663	$880	$(447)	$433	$(55)	$(92)	$286	$(3)	$283	$1.63

Restructuring and Portfolio Optimization costs	—	7	11	18	—	(4)	14	—	14	$0.07

Non-cash Amortization expense	—	—	73	73	—	(19)	54	—	54	$0.30

Adjusted Results	$2,663	$887	$(363)	$524	$(55)	$(115)	$354	$(3)	$351	$2.00

Fully Diluted Shares Outstanding										174.1

Wabtec Corporation
Reconciliation of Reported Results to Adjusted Results
(in millions)	Third Quarter Year-to-Date 2024 Actual Results
	Net	Gross	Operating	Income from	Interest &		Net	Noncontrolling	Wabtec
	Sales	Profit	Expenses	Operations	Other Exp	Tax	Income	Interest	Net Income	EPS

Reported Results	$7,804	$2,569	$(1,294)	$1,275	$(149)	$(272)	$854	$(10)	$844	$4.80

Restructuring and Portfolio Optimization costs	—	19	19	38	(4)	(8)	26	—	26	$0.14

Non-cash Amortization expense	—	—	216	216	—	(53)	163	—	163	$0.92

Adjusted Results	$7,804	$2,588	$(1,059)	$1,529	$(153)	$(333)	$1,043	$(10)	$1,033	$5.86

Fully Diluted Shares Outstanding										175.7

Appendix D
Set forth below is the calculation of the non-GAAP performance measures included in this press release. We believe that these measures provide useful supplemental information to assess our operating performance and to evaluate period-to-period comparisons. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, Wabtec’s reported results prepared in accordance with GAAP.

Wabtec Corporation
Reconciliation of Reported Results to Adjusted Results
(in millions)	Third Quarter 2023 Actual Results
	Net	Gross	Operating	Income from	Interest &		Net	Noncontrolling	Wabtec
	Sales	Profit	Expenses	Operations	Other Exp	Tax	Income	Interest	Net Income	EPS

Reported Results	$2,550	$792	$(422)	$370	$(50)	$(78)	$242	$(2)	$240	$1.33

Restructuring costs	—	13	—	13	—	(3)	10	—	10	$0.06

Non-cash Amortization expense	—	—	74	74	—	(19)	55	—	55	$0.31

Adjusted Results	$2,550	$805	$(348)	$457	$(50)	$(100)	$307	$(2)	$305	1.70

Fully Diluted Shares Outstanding										179.2

Wabtec Corporation
Reconciliation of Reported Results to Adjusted Results
(in millions)	Third Quarter Year-to-Date 2023 Actual Results
	Net	Gross	Operating	Income from	Interest &		Net	Noncontrolling	Wabtec
	Sales	Profit	Expenses	Operations	Other Exp	Tax	Income	Interest	Net Income	EPS

Reported Results	$7,151	$2,180	$(1,222)	$958	$(146)	$(204)	$608	$(8)	$600	$3.33

Restructuring costs	—	25	7	32	—	(8)	24	—	24	$0.13

Non-cash Amortization expense	—	—	222	222	—	(56)	166	—	166	$0.92

Adjusted Results	$7,151	$2,205	$(993)	$1,212	$(146)	$(268)	$798	$(8)	$790	$4.38

Fully Diluted Shares Outstanding										179.7

Appendix D
Set forth below is the calculation of the non-GAAP performance measures included in this press release. We believe that these measures provide useful supplemental information to assess our operating performance and to evaluate period-to-period comparisons. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, Wabtec’s reported results prepared in accordance with GAAP.

Wabtec Corporation
Reconciliation of Reported Results to Adjusted Results
(in millions)	Fourth Quarter Year-to-Date 2023 Actual Results
	Net	Gross	Operating	Income from	Interest &		Net	Noncontrolling	Wabtec
	Sales	Profit	Expenses	Operations	Other Exp	Tax	Income	Interest	Net Income	EPS

Reported Results	$9,677	$2,944	$(1,678)	$1,266	$(174)	$(267)	$825	$(10)	$815	$4.53

Restructuring and Portfolio Optimization costs	—	38	41	79	—	(17)	62	—	62	$0.34

Gain on LKZ investment	—	—	—	—	(35)	—	(35)	—	(35)	$(0.19)

Non-cash Amortization expense	—	—	298	298	—	(74)	224	—	224	$1.24

Adjusted Results	$9,677	$2,982	$(1,339)	$1,643	$(209)	$(358)	$1,076	$(10)	$1,066	$5.92

Fully Diluted Shares Outstanding										179.5

Wabtec Corporation
Reconciliation of Reported Results to Adjusted Results
(in millions)	Fourth Quarter Year-to-Date 2022 Actual Results
	Net	Gross	Operating	Income from	Interest &		Net	Noncontrolling	Wabtec
	Sales	Profit	Expenses	Operations	Other Exp	Tax	Income	Interest	Net Income	EPS

Reported Results	$8,362	$2,540	$(1,529)	$1,011	$(157)	$(213)	$641	$(8)	$633	$3.46

Restructuring costs	—	43	9	52	—	(13)	39	—	39	$0.21

Non-cash Amortization expense	—	—	291	291	—	(73)	218	—	218	$1.19

Adjusted Results	$8,362	$2,583	$(1,229)	$1,354	$(157)	$(299)	$898	$(8)	$890	$4.86

Fully Diluted Shares Outstanding										182.8

Appendix E
Set forth below is the calculation of the non-GAAP performance measures included in this press release. We believe that these measures provide useful supplemental information to assess our operating performance and to evaluate period-to-period comparisons. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, Wabtec’s reported results prepared in accordance with GAAP.

Wabtec Corporation
Third Quarter 2024 EBITDA Reconciliation
(in millions)
	Reported Income	+	Other Income	+	Depreciation &	=	EBITDA	+	Restructuring	=	Adjusted
	from Operations		(Expense)		Amortization				Costs		EBITDA

Consolidated Results	$433		$(3)		$133		$563		$4		$567

Wabtec Corporation
Third Quarter 2024 YTD EBITDA Reconciliation
(in millions)
	Reported Income	+	Other Income	+	Depreciation &	=	EBITDA	+	Restructuring	=	Adjusted
	from Operations		(Expense)		Amortization				Costs		EBITDA

Consolidated Results	$1,275		$(1)		$371		$1,645		$17		$1,662

Wabtec Corporation
Third Quarter 2023 EBITDA Reconciliation
(in millions)
	Reported Income	+	Other Income	+	Depreciation &	=	EBITDA	+	Restructuring	=	Adjusted
	from Operations		(Expense)		Amortization				Costs		EBITDA

Consolidated Results	$370		$10		$124		$504		$10		$514

Wabtec Corporation
Third Quarter 2023 YTD EBITDA Reconciliation
(in millions)
	Reported Income	+	Other Income	+	Depreciation &	=	EBITDA	+	Restructuring	=	Adjusted
	from Operations		(Expense)		Amortization				Costs		EBITDA

Consolidated Results	$958		$17		$367		$1,342		$24		$1,366

Appendix F
WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION
SALES BY PRODUCT LINE
(UNAUDITED)

	Three Months Ended September 30,
In millions	2024	2023
Freight Segment
Services	$917	$787
Equipment	513	620
Components	296	293
Digital Intelligence	204	181
Total Freight Segment	$1,930	$1,881

Transit Segment
Original Equipment Manufacturer	$349	$308
Aftermarket	384	361
Total Transit Segment	$733	$669

	Nine Months Ended September 30,
In millions	2024	2023
Freight Segment
Services	$2,575	$2,304
Equipment	1,609	1,442
Components	911	825
Digital Intelligence	579	563
Total Freight Segment	$5,674	$5,134

Transit Segment
Original Equipment Manufacturer	$969	$931
Aftermarket	1,161	1,086
Total Transit Segment	$2,130	$2,017

Appendix G
WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION
RECONCILIATION OF REPORTED RESULTS TO ADJUSTED RESULTS - BY SEGMENT
(UNAUDITED)

	Three Months Ended September 30,				Nine Months Ended September 30,
	2024		2023		2024		2023
In millions	Gross Profit	Income from Operations	Gross Profit	Income from Operations	Gross Profit	Income from Operations	Gross Profit	Income from Operations

Freight Segment Reported Results	$673	$390	$609	$325	$1,967	$1,149	$1,625	$820
Freight Segment Reported Margin	35.0%	20.2%	32.4%	17.3%	34.7%	20.2%	31.7%	16.0%

Restructuring and Portfolio Optimization costs	2	10	2	3	10	18	8	11
Non-cash Amortization expense	—	67	—	69	—	201	—	206

Freight Segment Adjusted Results	$675	$467	$611	$397	$1,977	$1,368	$1,633	$1,037
Freight Segment Adjusted Margin	35.1%	24.1%	32.5%	21.2%	34.8%	24.1%	31.8%	20.2%

Transit Segment Reported Results	$207	$79	$183	$70	$602	$235	$555	$208
Transit Segment Reported Margin	28.2%	10.8%	27.2%	10.3%	28.2%	11.0%	27.5%	10.3%

Restructuring costs	5	8	11	10	9	20	17	21
Non-cash Amortization expense	—	6	—	5	—	15	—	16

Transit Segment Adjusted Results	$212	$93	$194	$85	$611	$270	$572	$245
Transit Segment Adjusted Margin	28.8%	12.8%	28.9%	12.5%	28.7%	12.7%	28.3%	12.1%

Appendix H
WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION
RECONCILIATION OF CHANGES IN NET SALES - BY SEGMENT
(UNAUDITED)

	Three Months Ended September 30,
In millions	Freight	Transit	Consolidated

2023 Net sales	$1,881	$669	$2,550

Acquisitions	2	—	2
Foreign Exchange	(11)	8	(3)
Organic	58	56	114

2024 Net sales	$1,930	$733	$2,663

Change ($)	49	64	113
Change (%)	2.6%	9.6%	4.4%

	Nine Months Ended September 30,
2023 Net sales	$5,134	$2,017	$7,151

Acquisitions	72	—	72
Foreign Exchange	(18)	2	(16)
Organic	486	111	597

2024 Net sales	$5,674	$2,130	$7,804

Change ($)	540	113	653
Change (%)	10.5%	5.6%	9.1%

Appendix I

Set forth below is the calculation of the non-GAAP performance measures included in this press release. We believe that these measures provide useful supplemental information to assess our operating performance and to evaluate period-to-period comparisons. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, Wabtec's reported results prepared in accordance with GAAP.

Wabtec Corporation
2024 Third Quarter Cash Conversion Calculation
(in millions)
	Reported Cash from Operations	÷	(Net Income	+	Depreciation & Amortization)	=	Cash Conversion

Consolidated Results	$542		$286		$134		129%

Wabtec Corporation
2024 Third Quarter YTD Cash Conversion Calculation
(in millions)
	Reported Cash from Operations	÷	(Net Income	+	Depreciation & Amortization)	=	Cash Conversion

Consolidated Results	$1,111		$854		$375		90%

Wabtec Corporation
2023 Third Quarter Cash Conversion Calculation
(in millions)
	Reported Cash from Operations	÷	(Net Income	+	Depreciation & Amortization)	=	Cash Conversion

Consolidated Results	$425		$242		$125		116%

Wabtec Corporation
2023 Third Quarter YTD Cash Conversion Calculation
(in millions)
	Reported Cash from Operations	÷	(Net Income	+	Depreciation & Amortization)	=	Cash Conversion

Consolidated Results	$515		$608		$371		53%